SCHEDULE 14A -
INFORMATION REQUIRED IN PROXY STATEMENT

Schedule 14A Information

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.____ )

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        Filed by a party other than the registrant   [   ]

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[X]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Under Section 240.14a-12

ELECTRO-SENSORS, INC.
(Name of Registrant as Specified in Its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ELECTRO-SENSORS, INC.     6111 Blue Circle Drive     Minnetonka, Minnesota 55343
(952) 930-0100

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To Be Held April 19, 2006

To the Shareholders of Electro-Sensors Inc.:

        Notice is hereby given that the Annual Meeting of Shareholders of Electro-Sensors, Inc. will be held at the Sheraton Minneapolis West Hotel, 12201 Ridgedale Drive, Minnetonka, Minnesota, on Wednesday, April 19, 2006, at 2:00 pm, Central Standard Time, for the following purposes:

1.	To set the number of directors at five (5);
2.	To elect five (5) directors to serve until the next annual meeting of shareholders;
3.	To ratify the selection of Boulay, Heutmaker, Zibell & Co. P.L.L.P. as independent auditors for the Company for the fiscal year ending December 31, 2006; and
4.	To take action upon any other business as may properly come before the meeting or any adjournment or postponement thereof.

        Accompanying this Notice of Annual Meeting is a Proxy Statement, Form of Proxy and the Company’s 10-KSB for the fiscal year ended December 31, 2005.

        The Board of Directors has fixed the close of business on February 21, 2006 as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting of Shareholders.

BY ORDER OF THE BOARD OF DIRECTORS,

/s/ Bradley D. Slye

Bradley D. Slye
President

Minnetonka, Minnesota
Dated: March 24, 2006

TO ASSURE YOUR REPRESENTATION AT THE MEETING, PLEASE SIGN, DATE AND RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE, WHETHER OR NOT YOU EXPECT TO ATTEND IN PERSON. SHAREHOLDERS WHO ATTEND THE MEETING MAY REVOKE THEIR PROXIES AND VOTE IN PERSON IF THEY SO DESIRE.

ELECTRO-SENSORS, INC.     6111 Blue Circle Drive     Minnetonka, Minnesota 55343 (952) 930-0100

PROXY STATEMENT
FOR
ANNUAL MEETING OF SHAREHOLDERS
To Be Held April 19, 2006

GENERAL INFORMATION

        This Proxy Statement is furnished by the Board of Directors (the “Board of Directors”) of Electro-Sensors, Inc., a Minnesota corporation (the “Company”), to the shareholders of the Company in connection with a solicitation of proxies to be voted at the Annual Meeting of Shareholders (the “Annual Meeting”) to be held at 2:00 p.m., Central Time, on Wednesday, April 19, 2006, at the Sheraton Minneapolis West Hotel, 12201 Ridgedale Drive, Minnetonka, Minnesota, and at any and all adjournments or postponements thereof. This Proxy Statement and the accompanying materials are first being mailed to shareholders on or about March 24, 2006.

        If your shares are registered in the name of a bank or brokerage firm, you may be eligible to vote your shares electronically via the Internet or telephone. A large number of banks and brokerage firms are participating in the ADP Investor Communication Services online program. This program provides eligible shareholders who receive a paper copy of the Annual Report and Proxy Statement the opportunity to vote via the Internet or telephone. If your bank or brokerage firm is participating in ADP’s program, your voting form will provide instructions. If your voting form does not refer to Internet or telephone information, please complete and return the paper proxy card in the postage paid envelope provided.

        Any proxy delivered pursuant to this solicitation is revocable at the option of the person giving the proxy at any time before it is exercised. A proxy may be revoked, prior to its exercise, by executing and delivering a later-dated proxy via the Internet, via telephone or by mail, by delivering written notice of the revocation of the proxy to the Company’s Secretary prior to the Annual Meeting, or by attending and voting at the Annual Meeting. Attendance at the Annual Meeting, in and of itself, will not constitute a revocation of a proxy. The shares represented by a proxy will be voted in accordance with the shareholder’s directions if the proxy is duly submitted and not validly revoked prior to the Annual Meeting. If no directions are specified on a duly submitted proxy, the shares will be voted, in accordance with the recommendations of the Board of Directors, FOR approval of the number of directors to be set at five, FOR the election of the directors nominated by the Board of Directors, FOR the ratification of the Company’s selection of auditors for the fiscal year ending December 31, 2006, FOR any proposal to adjourn the meeting for a period of not more than 120 days for the purpose of soliciting additional proxies to approve the foregoing proposals and in accordance with the discretion of the persons appointed as proxies on any other matters properly brought before the Annual Meeting and any all adjournments or postponements thereof.

        The expense of preparing, printing, and mailing this Proxy Statement and the proxies solicited hereby will be borne by the Company. The Company will request brokerage firms, banks, nominees, custodians, and fiduciaries to forward proxy materials to the beneficial owners of shares of Common Stock as of the record date, and will provide reimbursement for the cost of forwarding the proxy materials in accordance with customary practice. In addition to the use of the Internet and mail, proxies may be solicited by officers, directors, and regular employees of the Company, without additional remuneration, in person or by telephone, telegraph, or facsimile transmission.

OUTSTANDING SHARES & VOTING RIGHTS

        The Company fixed the close of business on February 21, 2006 as the record date for determining shareholders entitled to notice of and to vote at the Annual Meeting. At February 21, 2006, the Company had outstanding 3,252,932 shares of Common Stock, the only outstanding class of capital stock of the Company. Each share of Common Stock outstanding on the record date entitles the holder thereof to one (1) vote on each matter to be voted upon by shareholders at the Annual Meeting. Holders of Common Stock are not entitled to cumulative voting rights.

        A majority of the shares of Common Stock entitled to vote at the Annual Meeting, present in person or by proxy, constitutes a quorum for the transaction of business. Abstentions are counted as shares present for purposes of determining the presence or absence of a quorum, and as negative votes for purposes of determining the approval of any matter submitted to the shareholders for a vote. Proxies relating to “street name” shares that are voted by brokers on some matters, but not on other matters as to which authority to vote is withheld from the broker (“broker non-votes”) absent voting instructions from the beneficial owner, will be treated as shares present for purposes of determining the presence or absence of a quorum but shall not be deemed to be represented at the meeting for purposes of determining the approval of any matter submitted to the shareholders for a vote. The Inspector of Election appointed by the Board of Directors will determine the shares represented at the meeting and the validity of proxies and ballots, and will count all votes and ballots.

CORPORATE GOVERNANCE

        The business affairs of the Company are conducted under the direction of the Board of Directors in accordance with the Minnesota Business Corporation Act and our Articles of Incorporation and Bylaws. Members of the Board of Directors are informed of our business through discussions with management, by reviewing materials provided to them and by participating in meetings of the Board of Directors and its committees, among other activities. The corporate governance practices that we follow are summarized below.

Independence

        The Board of Directors has determined that Messrs. Marino, Miller and Strom, constituting a majority the Board of Directors, are independent directors as defined by the listing standards of the Nasdaq Stock Market, since none of them are believed to have any relationships that, in the opinion of the Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Messrs. Slye and Peterson are precluded from being considered independent by Nasdaq rules since each of them currently serves as an executive officer of the Company.

        The Board of Directors has determined that each member of the Company’s Audit Committee, Compensation Committee and Nominating Committee are independent in accordance with the listing standards of the Nasdaq Stock Market.

Code of Ethics and Business Conduct

        The Company has adopted the Electro-Sensors Code of Ethics and Business Conduct (the “Code of Conduct”), a code of conduct that applies to all of our directors, officers and employees. A copy of the Code of Conduct was provided with the Proxy Statement for the 2004 Annual Meeting of Shareholders and is also available upon written request to the Chief Executive Officer. If we make any substantive amendments to the Code of Conduct or grant any waiver, including any implicit waiver from a provision of the Code of Conduct to our directors or executive officers, we will disclose the nature of such amendments or waiver in a report on Form 8-K.

Director Attendance at Annual Meeting

        Directors’ attendance at Annual Meetings can provide our shareholders with an opportunity to communicate with directors about issues affecting the Company, thus, all directors are expected to attend the Annual Meetings of Shareholders. All five directors attended the 2005 Annual Meeting of Shareholdings.

Communications with the Board

        Shareholders may communicate directly with the Board of Directors. All communications should be directed to the Chairman of our Audit Committee at the address below and should prominently indicate on the outside of the envelope that it is intended for the Board of Directors or for non-management directors. If no director is specified, the communication will be forwarded to the entire Board. Shareholder communications to the Board should be sent to:

Board of Directors
Attention: Chairman, Audit Committee
Electro-Sensors, Inc.
6111 Blue Circle Drive
Minnetonka, Minnesota 55343-9108

Committees and Meetings of the Board of Directors

        The present standing committees of the Board of Directors are described below.

Board Meetings

        The Board of Directors met four times during the last fiscal year. No incumbent member of the Board of Directors attended fewer than 75% of the total number of meetings held by the Board of Directors and the committees on which he served (during the periods that he served).

Directors’ Compensation

        Directors who are not employees of the Company receive $1,500 for each board and committee meeting they attend for their services on the Board.

Audit Committee

       Messrs. Strom, Marino, and Miller currently serve as members of the Audit Committee. This committee met twice during the last fiscal year. The Audit Committee is responsible for selecting the Company’s independent auditors, and for assisting the Board of Directors in its oversight of corporate accounting and internal controls, reporting practices of the Company and the quality and integrity of the financial reports of the Company. The Audit Committee Charter specifies the composition and responsibilities of the committee. For more information concerning the Audit Committee, see the Report of the Audit Committee on page 11 and the Audit Committee Charter attached as Appendix A to the Proxy Statement for the 2004 Annual Meeting of Shareholders. The Board has named Geoff Miller as the “audit committee financial expert” as defined by Item 401(e) of Regulation S-B under the Securities Act of 1933. The Company acknowledges that the designation of Mr. Miller as the audit committee financial expert does not impose on Mr. Miller any duties, obligations or liability that are greater than the duties, obligations and liability imposed on Mr. Miller as a member of the Audit Committee and the Board of Directors in the absence of such designation or identification.

Compensation Committee

       Messrs. Strom, Marino and Miller currently serve as members of the Compensation/Stock Option Committee (the “Compensation Committee”). This committee met three times during the last fiscal year. The Compensation Committee is responsible for making recommendations to the Board of Directors concerning compensation of the Company’s employees, officers, and directors, and is authorized to determine the compensation of the Company’s executive officers. The Compensation Committee is authorized to administer the various incentive plans of the Company and has all powers of the attendant thereto, including the power to grant employee stock options.

Nominating Committee

       Messrs. Strom, Marino, and Miller currently serve as members of the Nominating Committee. The Nominating Committee did not meet in fiscal year 2005. The Nominating Committee is responsible for evaluating and nominating or recommending candidates for the Company’s Board of Directors. A copy of the Nominating Committee Charter, which has been adopted by the Company’s Board of Directors, was attached as Appendix B to the Proxy Statement for the 2004 Annual Meeting of Shareholders.

Nominating Policy

        The Nominating Committee will consider candidates for nomination as a director recommended by shareholders, directors, third party search firms and other sources. The Nominating Committee believes that candidates for directors should have certain minimum qualifications, including being able to read and understand basic financial statements, being over 18 years of age, having familiarity with the Company’s business and industry, having high moral character and mature judgment, being able to work collegially with others, and not currently serving on more than three Boards of public companies. The Nominating Committee may modify these minimum qualifications from time to time.

        In evaluating director nominees who meet the Company’s minimum qualifications, the Nominating Committee considers the following factors and qualifications, among others:

  the appropriate size and the diversity of the Company’s Board of Directors;
  the needs of the Board with respect to the particular talents and experience of its directors;
  the knowledge, skills and experience of nominees, including experience in technology, business, finance, administration or public service, in light of prevailing business conditions and the knowledge, skills and experience already possessed by other members of the Board;
  familiarity with domestic and international business matters;
  age and legal and regulatory requirements;
  experience with accounting rules and practices;
  appreciation of the relationship of the Company’s business to the changing needs of society; and
  the desire to balance the considerable benefit of continuity with the periodic injection of the fresh perspective provided by new members.

        The Nominating Committee will consider the attributes of the candidates and the needs of the board, and will review all candidates in the same manner.

        A shareholder who wishes to recommend one or more directors must provide a written recommendation to the Secretary of the Company at the address below by November 25, 2006. Notice of a recommendation must include name and address of the shareholder and the class and number of shares such shareholder owns. With respect to the nominee, the shareholder should include the nominee’s name, age, business address, residence address, current principal occupation, five year employment history with employer names and a description of the employer’s business, the number of shares beneficially owned by the nominee, whether such nominee can read and understand basic financial statements, and other board memberships, if any.

Electro-Sensors, Inc.
Attn: Chairman, Nominating Committee
6111 Blue Circle Drive
Minnetonka, MN 55343-9108

        The recommendation must be accompanied by a written consent of the nominee to stand for election at the Annual Meeting if nominated by the Nominating Committee and to serve if elected by the shareholders. The Company may require any nominee to furnish additional information that may be needed to determine the eligibility of the nominee and whether the nominee has the attributes the Board believes are important in its composition.

ELECTION OF DIRECTORS
Proposals #1 and #2

        The Bylaws of the Company provide that the shareholders at each annual meeting shall determine the number of directors, which shall not be less than one. The Nominating Committee and the Board of Directors recommends that the number of directors be set at five and that five directors be elected at the Annual Meeting to serve until the next Annual Meeting or until their successors are duly elected and qualified. Under applicable Minnesota law, approval of the proposal to set the number of directors at five requires the affirmative vote of the holders of the greater of (1) a majority of the voting power of the shares represented in person or by proxy at the annual meeting with authority to vote on such matter or (2) a majority of the voting power of the minimum number of shares that would constitute a quorum for the transaction of business at the annual meeting.

        The Nominating Committee recommended and the Board of Directors selected the persons named below for election to the Board of Directors. All nominees are currently directors of the Company. If, prior to the Annual Meeting, it should become known that any of the following individuals will be unable to serve as a director after the Annual Meeting by reason of death, incapacity or other unexpected occurrence, the proxies will be voted for such substitute nominee as is selected by the Board of Directors. The Board of Directors has no reason to believe that any of the following nominees will be unable to serve. The election of the nominees requires the affirmative vote by a plurality of the voting power of the shares present and entitled to vote on the election of directors at a meeting at which a quorum is present.

        The following table sets forth the principal occupations (for at least the last five years) and directorships of the nominees:

Name	Principal Occupation and Directorships	Age	Director Since
Bradley D. Slye	Chairman of the Board and President of the Company since 1997; Chief Financial Officer since 2000	46	1997

Peter R. Peterson	President, P.R. Peterson Company (a venture capital firm); Secretary of the Company since 1973; Director of PPT Vision, Inc.	72	1969

John S. Strom	Retired; Vice President of Financial Planning & Analysis of Northwest Bancorp (currently Wells Fargo)	72	1989

Joseph A. Marino	President and CEO of Cardia, Inc. (a medical equipment manufacturer) since 1998	54	1994

Geoffrey W. Miller	Controller of Wilcox Paper (a distributor of fine paper to the Printing Industry) since 2002; General Manager of AmSan – Brissman Kennedy in 2001 (a distributor of janitoral supplies); CFO/VP Operations of AmSan – Brissman Kennedy since 1999	51	1999

SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth information, as of February 21, 2006, regarding the beneficial ownership of the outstanding shares of Common Stock by persons known by the Company to beneficially own more than 5% of the outstanding shares of Common Stock, by directors and director nominees, by the executive officers named in the Summary Compensation Table, and by such directors and executive officers as a group.

	Common Stock
Name and Address of Beneficial Owner	Number of Shares Beneficially Owned(1)(2)	Percent of Class
Peter R. Peterson 6111 Blue Circle Drive Minnetonka, MN 55343	1,264,551(3)	38.9%

Bradley D. Slye 6111 Blue Circle Drive Minnetonka, MN 55343	150,276(4)	4.6%

John S. Strom 5005 Arden Avenue Edina, MN 55424	10,000(5)	*

Joseph A. Marino 13770 Frontier Court Burnsville, MN 55337	22,500(6)	*

Geoffrey W. Miller 12735 42nd Place North Plymouth, MN 55442	12,000(7)	*

Daniel Zeff	403,202(8)	12.4%

Officers and Directors as a Group (5 persons)	1,459,327(9)	43.9%

*	Indicates ownership of less than one percent (1.0%)
(1)	Except as otherwise indicated, each person named or included in the group has the sole power to vote and sole power to direct the disposition of all shares listed as beneficially owned by him/her.
(2)

Beneficial ownership information is based on information furnished by the specified persons and is determined in accordance with Rule 13d-3 under the Exchange Act, as required for purposes of this Proxy Statement. Accordingly, it includes shares of Common Stock that are issuable upon the exercise of stock options exercisable within 60 days of February 21, 2006. Such information is not necessarily to be construed as an admission of beneficial ownership for other purposes.

(3)	Includes 5,850 shares held by Mr. Peterson’s spouse and 11,400 shares held in Keogh Plan.
(4)

Includes 5,190 shares held by Mr. Slye’s spouse, 905 shares held by Mr. Slye’s children, 18,329 shares held by the ESOP for the account of Mr. Slye, and 33,000 shares purchasable upon exercise of options presently exercisable or exercisable within 60 days of February 21, 2006.

(5)	Includes 9,000 shares purchasable upon exercise of options presently exercisable or exercisable within 60 days of February 21, 2006.
(6)	Includes 15,000 shares purchasable upon exercise of options presently exercisable or exercisable within 60 days of February 21, 2006.
(7)	Includes 12,000 shares purchasable upon exercise of options presently exercisable or exercisable within 60 days of February 21, 2006.
(8)	In his most recent Schedule 13G/A filing with the Securities and Exchange Commission on February 6, 2006, Mr. Zeff represents that he has sole voting and dispostive power over all such shares.
(9)

Includes 69,000 shares that may be purchased by officers and directors upon exercise of options presently exercisable or exercisable within 60 days of February 21, 2006, and 18,329 shares allocated to officers’ accounts under the ESOP.

EXECUTIVE COMPENSATION

Compensation Summary

        The following table summarizes information concerning the compensation awarded or paid to, or earned by, the Company’s Chairman and President/Chief Executive Officer during each of the Company’s last three fiscal years. No other executive officers received salary and bonus for fiscal 2005 exceeding $100,000.

Summary Compensation Table

					Long-Term Compensation
					Awards		Payouts
Name and Principal Position	Year	Salary ($)	Bonus ($)	Other Annual Comp ($)	Restricted Stock Award(s) ($)	Securities Underlying Option SARs (#)	LTIP Payouts ($)	All Other Comp ($)(a)

Bradley D. Slye	2005	176,000	88,000	0	0	*0	0	10,807
Chairman	2004	176,000	88,000	0	0	75,000	0	10,535
President, CEO, CFO	2003	176,000	88,000	0	0	0	0	10,520

(a)	Amounts reflect allocations to individual’s account of Company contributions to the ESOP, 401(k) Plan, and/or standard employee benefit plans.
*	In February 2006, Mr. Slye voluntarily forfeited, for no consideration from the Company, 150,000 options previously granted to him.

Stock Options

        There were no (1) individual grants of options to purchase Company Common Stock made to the named executive officer(s) during fiscal 2005, and (2) individual exercises of stock options by the named executive officer(s) during fiscal 2005. The following table sets forth information concerning the number of options outstanding at the end of fiscal 2005 for the named executive officer(s).

Aggregated Options/SAR Exercises in Last Fiscal Year And
Fiscal Year-End Options/SAR Values (a)

Name	Shares Acquired On Exercise (#)	Value Realized ($)	Number of Securities Underlying Unexercised Options/SARs (a) at Fiscal Year-End (#)		Value of Unexercised In-the-Money Options/SARs at Fiscal Year-End ($)
			Exercisable	Unexercisable	Exercisable	Unexercisable

Bradley Slye	0	N/A	33,000	0	$77,000	$0

(a)	Consists entirely of stock options, does not include the 150,000 options Mr. Slye voluntarily forfeited, see note in compensation summary.

SECTION 16(a) BENEFICIAL OWNERSHIP
REPORTING COMPLIANCE

        Pursuant to Section 16(a) of the Exchange Act, the Company’s directors, its executive officers, and any persons who beneficially own more than 10% of the Company’s Common Stock are required to report their initial ownership of Common Stock and subsequent changes in that ownership to the Securities and Exchange Commission. Specific due dates for those reports have been established, and the Company is required to disclose in this Proxy Statement any failure to file by those due dates during fiscal 2005. Based upon a review of such reports furnished to the Company, or written representations that no reports were required, the Company believes that all of those filing requirements were satisfied with respect to fiscal 2005.

RATIFICATION OF INDEPENDENT AUDITORS
Proposal #3

        The Company’s Board of Directors retained Virchow, Krause and Company, LLC as its principal independent auditors for the fiscal year ended December 31, 2005 and has selected Boulay, Heutmaker, Zibell & Co. P.L.L.C to serve as the Company’s auditors for the fiscal year ending December 31, 2006. Prior to its selection as the Company’s auditors for the fiscal year ending December 31, 2006, the Company did not consult with Boulay, Heutmaker, Zibell regarding the application of accounting principles to a specified or completed transaction or the type of audit opinion it may issue with respect to on the Company’s financial statements. The Board of Directors desires that the selection of Boulay, Heutmaker, Zibell as auditors for the 2006 fiscal year be submitted to the shareholders for ratification. If the selection is not ratified, the Board of Directors will reconsider, though not necessarily change, its decision.

        On October 26, 2005, the Company dismissed Virchow, Krause and Company, LLC as the Company’s independent public accountants. The Company’s Board of Directors and audit committee participated in and approved the decision to change accountants.  The reports of Virchow, Krause and Company, LLC on the Company’s financial statements for the fiscal years ended December 31, 2003 and 2004, contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles. In connection with its audits for the fiscal years ended December 31, 2003, 2004 and 2005, there were no disagreements with Virchow, Krause and Company, LLC on any matter of accounting principles or practices, financial statement disclosure, auditing scope or procedure, which disagreements if not resolved to the satisfaction of Virchow, Krause and Company, LLC would have caused them to make reference thereto in their report on the financial statements for such periods. A representative of Virchow, Krause & Company, LLC is expected to be present at the Annual Meeting, will have an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.

DISCLOSURE OF FEES PAID TO INDEPENDENT AUDITORS

Audit Fees

        The following fees were paid to Schweitzer, Karon & Bremer, LLC (“SKB”) and Virchow, Krause & Company, LLC (“VKC”) for fiscal years 2004 and 2005:

	FY 2005(VKC)	FY 2004(VKC)	FY 2004(SKB)

Audit Fees	$53,750	$53,035	$4,981
Audit-Related Fees	$1,600	$0	$0
Tax Fees	$7,980	$10,775	$0
All Other Fees	$3,297	$2,694	$0

        Audit Fees were for professional services rendered for the audit of the Company’s consolidated financial statements and review of the interim consolidated financial statements included in quarterly reports and services that are normally provided by Virchow, Krause & Company, LLC in connection with statutory and regulatory filings or engagements.

        Audit-Related Fees were for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s consolidated financial statements and are not reported under “Audit Fees.”

        Tax Fees were for professional services for federal and state tax compliance, tax advice and tax planning.

        All Other Fees were for certain financial reporting services in connection with an investment by the company.

        Pursuant to its written charter, the Audit Committee is required to pre-approve all audit services, as well as all non-audit services performed by the Company’s independent auditors in order to assure that the provision of such non-audit services does not impair the auditor’s independence. Unless a particular service has received general pre-approval by the Audit Committee in accordance with the Audit Committee’s pre-approval policy, each service provided must be specifically pre-approved. Any proposed services exceeding pre-approved costs levels will require specific pre-approval by the Audit Committee.

        As part of the Company’s annual engagement agreement with its independent auditor, the Audit Committee pre-approves the following audit services to be provided by the independent auditor: statutory and financial audits for the company and any of its subsidiaries and affiliates, audit services associated with SEC registration statements, periodic reports and other documents filed with the SEC, production of other documents issued by the independent auditor in connection with securities offerings (e.g., comfort letters, consents), and assistance in responding to SEC comment letters. The Audit Committee also provides pre-approval in the annual engagement of most consulting services provided by the independent auditor related to the accounting or disclosure treatment of transactions or events and the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies.

        The Audit Committee has also provided the Company’s independent auditors with a general pre-approval of certain non-audit services, primarily tax services. The Audit Committee does not believe that performance of these tax services impairs the auditor’s independence. Specifically, the Audit Committee has given the independent auditors pre-approval for U.S. federal, state, and local tax planning and advice, U.S. federal, state, and local tax compliance, international tax planning and advice, international tax compliance, and tax planning and advice related to merger and acquisition activities. The Company’s independent auditors must inform the Audit Committee whenever a pre-approved service is provided. The aggregate amount of fees for these pre-approved tax services may not exceed $8,000 without explicit approval by the Audit Committee.

        The term of any pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different term. The Audit Committee retains the right to periodically revise the above list of pre-approved services.

AUDIT COMMITTEE REPORT

        The Board of Directors maintains an Audit Committee comprised of three of the Company’s directors. The Board of Directors and the Audit Committee believe that the Audit Committee’s current member composition satisfies the rule of the National Association of Securities Dealers, Inc. (“NASD”) that governs audit committee composition, Rule 4350(d)(2), including the requirement that audit committee members all be “independent directors” as that term is defined by NASD Rule 4200(a)(15).

        The Audit Committee of the Board of Directors oversees and monitors the participation of the Company’s management and independent auditors throughout the financial reporting process.

        In connection with its function to oversee and monitor the financial reporting process of the Company, the Audit Committee has done the following:

  Reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2005 with the Company’s management;
  Discussed with the Company’s independent auditors those matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU §380); and
  Received the written disclosure and the letter from the independent auditors required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and has discussed with the independent auditors its independence.

        Based on the foregoing, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s annual report on Form 10-KSB for the fiscal year ended December 31, 2005.

Audit Committee
Joseph A. Marino
John S. Strom
Geoffrey W. Miller

OTHER MATTERS

        The Board of Directors knows of no other matters to be brought before the Annual Meeting. However, if any other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote in accordance with their judgment on such matters.

SHAREHOLDER PROPOSALS

        Shareholder proposals for the proxy statement for the 2007 Annual Meeting of Shareholders of the Company must be received no later than November 25, 2006 at the Company’s principal executive offices, 6111 Blue Circle Drive, Minnetonka, Minnesota 55343, directed to the attention of the Chairman of the Audit Committee, or the Chairman of the Nominating Committee if the proposal relates to the nomination of a director, in order to be considered by the Board of Directors for inclusion in next year’s annual meeting proxy material under the SEC’s proxy rules.

        Also, if a shareholder proposal intended to be presented at the next annual meeting but not included in the Company’s proxy statement and proxy is received by the Company after February 8, 2007, then management named in the Company’s proxy form for the next annual meeting will have discretionary authority to vote shares represented by such proxies on the shareholder proposal, if presented at the meeting, without including information about the proposal in the Company’s proxy material.

FORM 10-KSB

        A copy of the Company’s Annual Report to the Securities and Exchange Commission on Form 10-KSB for the fiscal year ended December 31, 2005 has been provided with this Proxy Statement. The Company will furnish to any shareholder, upon written request, any exhibit described in the list accompanying the Form 10-KSB upon the payment, in advance, of reasonable fees related to the Company’s furnishing such exhibits(s). Any such request should include a representation that the shareholder was the beneficial owner of shares of Electro-Sensors Common Stock on February 21, 2006, the record date for the 2006 Annual Meeting, and should be directed to Mr. Bradley Slye, Chief Executive Officer, at the Company’s principal address.

The foregoing Notice of Annual Meeting and Proxy Statement are sent by order of the Board of Directors.

Bradley D. Slye

President
March 24, 2006

ELECTRO-SENSORS, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

PROXY FOR ANNUAL MEETING

April 19, 2006

The undersigned hereby appoints BRADLEY D. SLYE and PETER R. PETERSON, and each of them, with full power of substitution, his or her Proxies to represent and vote, as designated on the reverse side, all shares of the Common Stock of Electro-Sensors Inc. registered in the name of the undersigned at the Annual Meeting of Shareholders of the Company to be held at the Sheraton Minnesota West Hotel, 12201 Ridgedale Drive, Minnetonka, Minnesota, at 2:00 p.m. local time, on April 19, 2006, and at any adjournment thereof. The undersigned hereby revokes all proxies previously granted with respect to such meeting.

(Continued and to be signed on the reverse side)

ANNUAL MEETING OF SHAREHOLDERS OF

ELECTRO-SENSORS, INC.

April 19, 2006

Please date, sign and mail

your proxy card in the

envelope provided as soon

as possible.

Please detach along perforated line and mail in the envelope provided.

The Board of Directors recommends that you vote FOR each proposal.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

		FOR	AGAINST	ABSTAIN
1.	Set number of directors at five	☐	☐	☐

2.	Elect five directors:	NOMINEES:

☐	FOR ALL NOMINEES	m	B. Slye
		m	P. Peterson
☐	WITHHOLD AUTHORITY	m	G. Miller
	FOR ALL NOMINEES	m	J. Marino
		m	J. Strom
☐	FOR ALL EXCEPT (See instructions below)

INSTRUCTION : To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

		FOR	AGAINST	ABSTAIN
3.	Approve appointment of Boulay, Heutmaker, Zibell & Co. P.L.L.P as independent auditors for the current fiscal year.	☐	☐	☐

4.	Other Matters. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN FOR A PARTICULAR PROPOSAL, WILL BE VOTED FOR SUCH PROPOSAL.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐

Signature of Shareholder	Date:	Signature of Shareholder	Date:

NOTE:

This proxy must be signed exactly as the name appears hereon. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.